                                                                   EX-99.B(p)(1)

                                                                February 6, 2001

                            WELLS FARGO FUNDS TRUST
                          WELLS FARGO VARIABLE TRUST
                            WELLS FARGO CORE TRUST


                             JOINT CODE OF ETHICS
                           Adopted Under Rule 17j-1

     The Wells Fargo Funds Trust, the Wells Fargo Variable Trust and the Wells Fargo Core Trust (including the Core Trust's "feeder funds" that are advised or administered by Wells Fargo Bank or an affiliate thereof) (each a "Fund" and, together, the "Funds") are confident that their officers and trustees act with integrity and good faith. The Funds recognize, however, that personal interests may conflict with the Funds' interests where officers or trustees:

     .    Know about present or future Fund portfolio transactions, or

     .    Have the power to influence Fund portfolio transactions; and

     .    Engage in personal securities transactions.

     In an effort to address these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"), the Funds have adopted this Joint Code of Ethics (the "Code") to prohibit transactions that create or may create conflicts of interest, establish reporting requirements and create enforcement procedures. Although the Funds have adopted the Code jointly pursuant to Rule 17j-1 under the 1940 Act, each Fund is responsible for implementing the Code on behalf of, and for compliance therewith by, its own "access persons" as defined under Rule 17j-1.


I.   Who is covered by the Code of Ethics?

     .    All Fund officers;

     .    All trustees, both interested and independent; and
                             ----------     -----------

     .    Natural persons in a control relationship with a Fund who obtain
                               -------
          information concerning recommendations about the purchase or sale of a security by a portfolio of a Fund (a "Portfolio").

     Collectively, these persons are called "access persons." The Funds currently do not have any natural control persons.
                                  -------

II.  About this Code of Ethics.

     This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to Fund officers and trustees. The prohibitions and requirements that apply to each person covered by this Code are included under Section III (General Principles) and
Section IV (Required Course of Conduct). For your specific reporting requirements, please refer to Part A or B, as indicated below. Definitions of underlined terms are included in Appendix A.
----------

     .    Independent trustees                                            Part A
          -----------

     .    Interested trustees, Fund officers and natural control persons  Part B
          ----------                                     -------

     The remainder of this Code sets forth review and enforcement responsibilities (Sections V), obligations of investment advisers and principal underwriters (Section VII), recordkeeping requirements (Section VIII) and miscellaneous information (Section IX).



III. Statement of General Principles.

     In recognition of the trust and confidence placed in the Funds by their shareholders, and because the Funds believe that their operations should benefit their shareholders, the Funds have adopted the following general principles to guide their access persons.


     (1) Our shareholders' interests are paramount. You must place shareholder interests before your own.

     (2) You must accomplish all personal securities transactions in a manner that avoids any conflict between your personal interests and those of the Fund or its shareholders.

     (3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your position with a Fund, or that bring into question your independence or judgment.


IV.  Required Course of Conduct.

     (1)  Prohibition Against Fraud, Deceit and Manipulation.

          You cannot, in connection with the purchase or sale, directly or
                                             ----------------
          indirectly, of a security held or to be acquired by any Fund or
                           -------------------------------
          Portfolio:

          (A) employ any device, scheme or artifice to defraud any Fund or Portfolio;

          (B) make to a Fund or Portfolio any untrue statement of a material fact or omit to state to a Fund or Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          (C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund or Portfolio; or

          (D) engage in any manipulative practice with respect to any Fund or Portfolio.

     (2)  Limits on Accepting or Receiving Gifts.

          You cannot accept or receive any gift of more than de minims value from any person or entity that does business with or on behalf of the Funds.

     (3)  Reporting Requirements.

          Each quarter you must report transactions in securities that you
                                                       ----------
          beneficially own.  These reports must be submitted no later than 10
          ------------ ---
          days after the end of the quarter. You also may be required to report your securities holdings initially, when you become an access person, and annually thereafter. See Part A or B, as appropriate, for your specific reporting requirements.

          Within 10 days of becoming an access person of a Fund, and each year thereafter, each such person must complete the applicable Compliance Certification, attached as Appendix E.


V.   Review and Enforcement of the Code.

     (1)  Appointment of a Review Officer.

          Each Fund's President will appoint a review officer (the "Review Officer") to perform the duties described below.


     (2)  The Review Officer's Duties and Responsibilities.

          (A)  The Review Officer shall notify each person who becomes an access
                                                                          ------
          person of a Fund and who is required to report under this Code of
          ------
          Ethics of their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

          (B) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Funds' completed portfolio transactions and a list of securities that were being
                                               ----------           -----
          considered for purchase or sale by a Fund's investment adviser(s)
          -------------------------------
          during the period to determine whether a Code violation may have occurred.

          Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.


          (C) If the Review Officer finds that a Code violation has occurred, or believes that a Code violation may have occurred, the Review Officer must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the President and legal counsel ("Counsel") for the Fund. The President and Counsel will determine whether the person violated the Code.

          (D) No person may participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. If a securities transaction of the President is under consideration, a Vice President will act for the President for purposes of this Section V. The Review Officer will submit his or her own reports, as may be required pursuant to Part A or B hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer's with respect to the Review Officer's reports.

     (3)  Sanctions.

          If the President and Counsel determine that the person violated the Code, the President will impose upon the person any sanctions that the President deems appropriate and will report the violation and any imposed sanctions to the Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the President, circumstances warrant an earlier report. Sanctions may include suspension of authority to act on behalf of a Fund as an officer or trustee, or removal from office.

VI.  Annual Written Reports To The Boards

     At least annually, the Review Officer, the investment adviser(s) (including any sub-advisers) and principal underwriter will provide written reports to the Board of Trustees as follows:

     (1)  Issues Arising Under the Code.  The reports must describe any issue(s)
          -----------------------------
          that arose during the previous year under the codes or procedures thereto, including any material code or procedural violations, and any resulting sanction(s). The Review Officer, President, investment adviser(s) (including any sub-advisers) and principal underwriter(s) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.


     (2)  Certification.  Each report must be accompanied by a certification to
          --------------
          the Board that the Fund, investment adviser(s) (including any sub-advisers) and principal underwriter(s) have adopted procedures reasonably necessary to prevent their access persons from violating
                                                --------------
          their codes of ethics.

VII.   Interrelationship With Other Codes Of Ethics

       (1) General Principle: Overlapping Responsibilities. A person who is both an access person of a Fund and an access person of an investment adviser to or principal underwriter for the Fund is only required to report under and otherwise comply with the investment adviser's or principal underwriter's code of ethics, provided that such code has been adopted pursuant to and in compliance with Rule 17j-1. These access persons, however, remain subject to the principles and prohibitions in Section III and IV hereof.

       (2) Procedures. Each such investment adviser and principal underwriter of the Fund must:

               (A) Submit to the Board of Trustees of the Fund a copy of its code of ethics adopted pursuant to or in compliance with Rule 17j-1;

               (B) Promptly furnish to the Fund, upon request, copies of any reports made under its code of ethics by any person who is also covered by the Fund's Code; and

               (C) Promptly report to the Fund in writing any material amendments to its code of ethics, along with the certification described under Section VI.(2) above.


VIII.  Recordkeeping.

       The Funds will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

       (1) A copy of this Code and any other code adopted by the Funds, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;

       (2) A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred;

       (3) A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Parts A and B for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place;

       (4) A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place; and

     (5) A copy of each annual report required by Section VI of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.



IX.  Miscellaneous.

     (1)  Confidentiality.  All personal securities transactions reports and
          ---------------
          any other information filed with a Fund under this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.

     (2)  Interpretation of Provisions.  The Boards of Trustees may from time
          ----------------------------
          to time adopt such interpretations of this Code as appropriate.

     (3)  Periodic Review and Reporting.  Each President will report to its
          -----------------------------
          Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for changes or modifications to the Code.

Adopted:  March 23, 2000

Revised:  February 6, 2001

                                    PART A

                             Independent Trustees

I.     QUARTERLY TRANSACTION REPORTS.

       (A) Subject to Section II.(B) below, each quarter, you must report all of your securities transactions effected, as well as any
                           ----------
               securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix B.

       (B) If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II.    WHAT MUST BE INCLUDED IN YOUR QUARTERLY REPORTS?

       (A)     You must report all transactions in securities that: (i) you
                                                   ----------
               directly or indirectly beneficially own or (ii) because of the
                                      ----------------
               transaction, you acquire direct or indirect beneficial ownership.
                                                           --------------------
               You must also report any account you established during the quarter in which any securities were held for your direct or indirect benefit.

       (B) Notwithstanding Section I above, reports of individuals securities transactions are required only if you knew at the time
               ----------
               of the transaction, or in the ordinary course of fulfilling your official duties as a Trustee should have known, that during the 15-day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was
                                     --------
               being considered for purchase or sale, by the Fund (or any series
               -------------------------------------
               thereof).

               The "should have known" standard does not:

               .    imply a duty of inquiry;

               . presume you should have deduced or extrapolated from discussions or memoranda dealing with a Portfolio's investment strategies; or

               . impute knowledge from your awareness of a Portfolio's holdings, market considerations, or investment policies, objectives and restrictions.

III.   WHAT MAY BE EXCLUDED FROM YOUR QUARTERLY REPORTS?

       You are not required to detail or list the following items on your quarterly report:

     (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

     (B)  Purchases or sales of any of the following securities:

          .    Direct obligations of the U.S. government;

          . Banker's acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including
                         ----------------------------------------
               repurchase agreements; and

          .    Shares issued by registered, open-end investment companies.

     You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                      ----------
     ownership in the security included in the report.
     ---------        --------

                                    PART B

        Interested Trustees, Fund Officers and Natural Control Persons

I.   REQUIRED REPORTS

     (A)  Initial Holdings Report.

          You must submit a listing of all securities you beneficially own, as
                                           ----------     ----------------
          well as all of your securities accounts, as of the date you first become subject to this Code's reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code's reporting requirements. An Initial Holdings Report Form is attached as Appendix C.

     (B)  Annual Holdings Reports.

          Each year, you must submit to the Review Officer a listing of all securities you beneficially own, as well as all of your securities
          ----------     ----------------
          accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix D.

     (C)  Quarterly Transaction Reports.

          (1)  Each quarter, you must report all of your securities transactions
                                                         -----------
               effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is attached as Appendix B.

          (2) If you had no reportable transactions and did not own any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II.  WHAT MUST BE INCLUDED IN YOUR REPORTS?

     You must report all transactions in securities that: (i) you directly or
                                         ----------
     indirectly beneficially own; or (ii) because of the transaction, you
                ----------------
     acquire direct or indirect beneficial ownership. You must also report all
                                --------------------
     of your accounts in which any securities were held for your direct or indirect benefit.

III. WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

     You are not required to detail or list the following items on your reports:

     (A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

     (B)  Purchases or sales of any of the following securities:

          .    Direct obligations of the U.S. government;

          . Banker's acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including
                         ----------------------------------------
               repurchase agreements; and

          .    Shares issued by registered, open-end investment companies.

     You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial
                                                                      ----------
     ownership in the security included in the report.
     ---------        --------

IV.  PRE-APPROVAL OF IPOs AND LIMITED OFFERINGS FOR NATURAL CONTROL PERSONS

     Natural control persons must obtain approval from the Review Officer before
             -------
     directly or indirectly acquiring beneficial ownership of any securities
                                      --------------------
     in an IPO or limited offering.  The Review Officer will create a written
           ---    ----------------
     report detailing any approvals granted for such an acquisition, including the rationale supporting the decision. These records will be maintained for at least five years after the end of the fiscal year in which the approval is granted.

                                  APPENDIX A
                                  Definitions

                                 General Note

The definitions and terms used in this Code of Ethics are intended to mean the same as they do under the 1940 Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the 1940 Act or other federal securities laws, or if a term used in this Code is not defined, you should follow the definitions and meanings in the 1940 Act or other federal securities laws, as applicable.


Beneficial ownership means the same as it does under Section 16 of the
--------------------
Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as that under in Section 2(a)(9) of the 1940 Act.
-------
Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

High quality short-term debt instrument means any instrument that has a maturity
---------------------------------------
at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody's Investors Service).

Independent trustee means a trustee of a Fund who is not an "interested person"
-------------------
of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

IPO (i.e., initial public offering) means an offering of securities registered
---
under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or
Section 15(d) of the Securities Exchange Act of 1934.

Interested trustee means a trustee of a Fund who is an "interested person" of
------------------
the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Limited offering means an offering that is exempt from registration under the
----------------
Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

Purchase or sale of a security includes, among other things, the writing of an
------------------------------
option to purchase or sell a security.
                             --------

Security means the same as it does under Section 2(a)(36) of the 1940 Act,
--------
except that it does not include direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high
                                                                      ----
quality short-term debt instruments, including repurchase agreements, or shares
-----------------------------------
issued by registered, open-end investment companies.

A security held or to be acquired by a Fund (or any Portfolio) means: (A) any
  -------------------------------
security which, within the most recent 15 days (i) is or has been held by the
--------
Fund (or any Portfolio), or (ii) is being or has been considered by the Fund's adviser or sub-adviser for purchase by the Fund (or any Portfolio); and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any security.
         --------

A security is being purchased or sold by the Fund (or any Portfolio) from the
  --------    -----------------------
time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund (or Portfolio) until the program has been fully completed or terminated.

A security is being considered for purchase or sale for a Fund (or any
  --------    -------------------------------------
Portfolio) when a security is identified as such by an investment adviser or subadviser to the Fund (or Portfolio).

                                   APPENDIX B
                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT

Name of Reporting Person:       ______________________________
Calendar Quarter Ended:         ______________________________
Date Report Due:                ______________________________
Date Report Submitted:          ______________________________

Securities Transactions

------------------------------------------------------------------------------------------------------------------------

                                                     Principal Amount,                                 Name of Broker,
                   Name of Issuer       No. of       Maturity Date and                                  Dealer or Bank
     Date of        and Title of      Shares (if     Interest Rate (if        Type of                     Effecting
   Transaction        Security        applicable)       applicable)         Transaction       Price      Transaction
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

If you had no securities transactions to report for the quarter, please check here. [_]

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Securities Accounts
If you established a securities account during the quarter, please provide the following information:

------------------------------------------------------------------------------------------------------------------------
    Name of Broker, Dealer or Bank            Date Account was Established           Name(s) on and Type of Account
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

If you did not establish any securities accounts during the quarter, please check here. [_]

I certify that I have included in this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.


____________________               ________________
Signature                          Date

                                   APPENDIX C
                             INITIAL HOLDINGS REPORT


Name of Reporting Person:    ________________________
Date Person Became
  Subject to the Code's
  Reporting Requirements:    ________________________
Information in Report
   Dated As Of:                                        [Note: Date person became
                                                       subject and as of date
                                                       should be the same.]
Date Report Due:             ________________________
                             ________________________
Date Report Submitted:       ________________________

Securities Transactions

------------------------------------------------------------------------------------------------------------------------

          Name of Issuer and                 No. of Shares          Principal Amount, Maturity Date and Interest Rate
           Title of Security                (if applicable)                          (if applicable)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.  [_]

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

________________________________________________________________________________
-------_______________________________________________________________________

Securities Accounts

-------------------------------------------------- -----------------------------------------------
         Name of Broker, Dealer or Bank                    Name(s) on and Type of Account
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------

-------------------------------------------------- -----------------------------------------------

If you have no securities accounts to report, please check here.  [_]

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

_____________________              ______________
Signature                          Date

                                   APPENDIX D
                             ANNUAL HOLDINGS REPORT

Name of Reporting Person:
Information in Report Dated As Of:                               [Note:
                                                                 Information
                                                                 should be dated
                                                                 no more than 30
                                                                 days before
                                                                 report is
                                                                 submitted.]
                                     ___________________________
Date Report Due:
                                     ___________________________
Date Report Submitted:
                                     ___________________________
Calendar Year Ended:  December 31, __


Securities Transactions

--------------------------------------------------------------------------------------------------------------------------

          Name of Issuer and                 No. of Shares          Principal Amount, Maturity Date and Interest Rate
           Title of Security                (if applicable)                          (if applicable)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.  [_]

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

--------------------------------------------------------------------------------
-------------------------------------------------------------------------------.

Securities Accounts

----------------------------------------------------------------------------------------------------------------------------
         Name of Broker, Dealer or Bank                Date Account was              Name(s) on and Type of Account
                                                          Established
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.  [_]

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

___________________________        _______________
Signature                          Date

                                   APPENDIX E
                            COMPLIANCE CERTIFICATIONS

                              Initial Certification

I certify that I:

                     (i) have received, read and reviewed the Joint Code of Ethics of the Wells Fargo Funds;

                     (ii)   understand the policies and procedures in the Code;

                     (iii) recognize that I am subject to such policies and procedures;

                     (iv)   understand the penalties for non-compliance;

                     (v) will fully comply with the Code of Ethics and any related procedures; and

                     (vi) have fully and accurately completed this Certificate.

Signature:
                 ------------------------------------------------
Name:                                                             (PLease print)
                 ------------------------------------------------
Date Submitted:
                 ------------------------------------------------
Date Due:
                 ------------------------------------------------

-------------------------------------------------------------------------------

                             Annual Certification

I certify that I:    (i)    have received, read and reviewed the Joint Code of
                            Ethics of the Wells Fargo Funds;

                     (ii)   understand the policies and procedures in the Code;

                     (iii) recognize that I am subject to such policies and procedures;

                     (iv)   understand the penalties for non-compliance;

                     (v) have fully complied with the Code of Ethics and any related procedures;

                     (vi) have fully disclosed any exceptions to my compliance with the Code;

                     (vii)  will fully comply with the Code of Ethics; and

                     (viii) have fully and accurately completed this
                            Certificate.

EXCEPTION(S):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Signature:
                 ------------------------------------------------
Name:                                                             (Please print)
                 ------------------------------------------------
Date Submitted:
                 ------------------------------------------------
Date Due:
                 ------------------------------------------------